Exhibit 99.1

Total System Services, Inc. One TSYS Way P.O. Box 2567 Columbus, GA 31902-2567	+1.706.649.2307 +1.706.649.5740 www.tsys.com

For immediate release:

Contacts:

Shawn Roberts

TSYS Investor Relations

+1.706.644.6081

shawnroberts@tsys.com

TSYS Reports Second Quarter Results and Raises 2013 Guidance with NetSpend Acquisition

COLUMBUS, Ga., July 23, 2013 — TSYS (NYSE: TSS) today reported results for the second quarter of 2013 and raised its 2013 guidance to include the acquisition of NetSpend Holdings, Inc. (NetSpend), which closed on July 1, 2013. TSYS’ results for the second quarter and year-to-date do not include the results for NetSpend for such periods.

For the second quarter, total revenues were $478.4 million, an increase of 3.4% as compared to 2012. Total revenues were impacted by a decrease of $3.0 million in reimbursable items for the quarter, as well as an unfavorable currency translation of $6.4 million. Revenues before reimbursable items for the quarter were $417.5 million, an increase of 4.7% over 2012, or 6.3% on a constant currency basis. Revenues before reimbursable items were impacted by an unfavorable currency translation of $6.2 million. TSYS’ operating income, excluding merger and acquisition expenses associated with NetSpend, was $96.6 million, an increase of 4.9% over 2012. On a GAAP basis, operating income was $95.3 million, an increase of 3.5% over 2012. Basic earnings per share (EPS), excluding expenses incurred in connection with the acquisition of NetSpend, was $0.34, a decrease of 4.3% over 2012. Basic EPS on a GAAP basis was $0.31, a decrease of 12.9% over 2012. Diluted EPS on a GAAP basis was $0.31, a decrease of 12.4% over 2012.

On a year-to-date basis, total revenues were $943.4 million, an increase of 2.1% as compared to 2012. Total revenues were impacted by a decrease of $8.3 million in reimbursable items, as well as an unfavorable currency translation of $10.4 million. Revenues before reimbursable items were $821.7 million, an increase of 3.5% over 2012 or 4.8% on a constant currency basis. Revenues before reimbursable items were impacted by an unfavorable currency translation of $10.2 million. TSYS’ operating income, excluding merger and acquisition expenses associated with NetSpend, was $174.9 million, a decrease of 1.1% over 2012. On a GAAP basis, operating income was $170.2 million, a decrease of 3.8% over 2012. Basic EPS, excluding expenses incurred in connection with the acquisition of NetSpend, was $0.67, an increase of 2.9% over 2012. Basic EPS on a GAAP basis was $0.61, a decrease of 6.0% over 2012. Diluted EPS on a GAAP basis was $0.61, a decrease of 5.9% over 2012.

2013

TSYS Reports Second Quarter Results/p. 2

“Our financial results for the first six months met our expectations excluding currency translation adjustments and merger and acquisition expenses. The acquisition of NetSpend is a transformational event for us. NetSpend’s revenue has grown at a 22% CAGR over the past five years. The next two years will be very exciting as we work on the integration of NetSpend. We also plan on growing the prepaid program management business and converting the largest pipeline of accounts in our history over the next two years,” said Philip W. Tomlinson, chairman of the board and chief executive officer, TSYS.

“NetSpend is the second largest provider of general purpose reloadable (GPR) and Paycards in the U.S. With the NetSpend acquisition, TSYS gains entry into one of the fastest growing areas of payments which is expected to double over the next 4–5 years. The acquisition complements our already strong presence in the prepaid processing space,” said Tomlinson.

“There are an estimated 68 million U.S. consumers who are underserved. Only 17% of these consumers have ever used a GPR card, and NetSpend serves less than 5% of the overall market today. NetSpend has a leadership team with deep prepaid experience and a differentiated product offering customized for the consumers it serves. The opportunity to capture greater market share is within our reach. NetSpend’s mission is to empower consumers with the convenience, security and freedom to be self-banked, which aligns with TSYS’ brand promise to improve people’s lives and businesses by putting people at the center of payments,” said Tomlinson.

With the acquisition of NetSpend, TSYS is providing guidance on adjusted cash earnings per share and adjusted EBITDA as these metrics will provide a more meaningful measure of the company’s financial performance given the increased borrowing of $1.4 billion and the increase in amortization expense for acquisition intangibles. Beginning in the third quarter, NetSpend will be reported as TSYS’ fourth operating segment.

The new guidance ranges for 2013 as compared to 2012 include:

2013 Revised Guidance*
	Range (in millions, except per share amounts)	Range Percent Change
Total revenues	$2,137 to $2,180	14% to 17%
Revenues before reimbursable items	$1,898 to $1,936	17% to 20%
Adjusted EBITDA**	$639 to $652	17% to 19%
Adjusted cash EPS***	$1.69 to $1.72	16% to 18%

*	The guidance includes NetSpend’s operating results for six months of 2013, excludes one-time expenses incurred in connection with the NetSpend acquisition of $16.0 million, assumes approximately $33.5 million ($67 million on an annual basis) of acquisition intangible amortization associated with the NetSpend acquisition, no significant movement in foreign exchange rates, and assumes minimal synergies for 2013.
**	Adjusted EBITDA is net income excluding equity in income of equity investments, nonoperating income/(expense), taxes, depreciation, amortization and stock-based compensation expenses and other non-recurring items.
***	Adjusted cash EPS is adjusted cash earnings divided by weighted average shares outstanding used for basic EPS calculations. Adjusted cash earnings is net income excluding the after-tax impact of stock-based compensation expenses, amortization of acquisition intangibles and other non-recurring items.

2013

TSYS Reports Second Quarter Results/p. 3

Conference Call

TSYS will host its quarterly conference call at 5:00 p.m. ET on Tuesday, July 23. The conference call can be accessed via simultaneous Internet broadcast at tsys.com by clicking on the link under “Webcasts” on the main homepage. The replay will be archived for 12 months and will be available approximately 30 minutes after the completion of the call. A slide presentation to accompany the call will be available by clicking on the link under “Webcasts” on the main homepage of tsys.com.

Non-GAAP Measures

The financial highlights section of this release and this release contain the non-GAAP financial measures of revenues and operating results on a constant currency basis, basic EPS excluding merger and acquisition costs, net of taxes, operating income excluding merger and acquisition costs, revenues excluding reimbursable items, adjusted EBITDA, and adjusted cash EPS to describe TSYS’ performance. Management uses these non-GAAP financial measures to better understand and assess TSYS’ operating results and financial performance. TSYS believes these non-GAAP financial measures provide meaningful additional information about TSYS to assist investors in understanding and evaluating its operating results.

Additional information about non-GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP measures are included on pages 13 to 15 of this release.

About TSYS

At TSYS, (NYSE: TSS), we believe payments should revolve around people — not the other way around. We call this belief “People-Centered PaymentsSM.” By putting people at the center of every decision we make, TSYS supports financial institutions, businesses and governments in more than 80 countries. Through NetSpend, a TSYS Company, we empower consumers with the convenience, security, and freedom to be self-banked. TSYS offers issuer services and merchant payment acceptance for credit, debit, prepaid, healthcare and business solutions.

TSYS’ headquarters are located in Columbus, Georgia, with local offices spread across the Americas, EMEA and Asia-Pacific. TSYS provides services to more than half of the top 20 international banks, and has been named one of the 2013 World’s Most Ethical Companies by Ethisphere magazine. TSYS routinely posts all important information on its website, for more please visit us at www.tsys.com.

2013

TSYS Reports Second Quarter Results/p. 4

Forward-Looking Statements

This press release contains “forward-looking statements” – that is, statements related to future, not past, events. Forward-looking statements often address our expected future business and financial performance and often contain words such as “expect,” “anticipate,” “intend,” “believe,” “should,” “plan,” “will,” “could,” and similar expressions. These forward-looking statements include, among others, statements regarding the NetSpend acquisition and the anticipated benefits from the NetSpend acquisition, the expected conversion of TSYS’ pipeline of accounts, TSYS’ revised earnings guidance for 2013 total revenues, revenues before reimbursable items, Adjusted EBITDA and Adjusted Cash EPS, and the assumptions underlying such statements. These statements are based on the current beliefs and expectations of TSYS’ management, are based on management’s assumptions and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by our forward-looking statements in this press release. Many of these factors are beyond TSYS’ ability to control or predict. These factors include, but are not limited to, TSYS’ ability to integrate NetSpend and achieve the anticipated growth opportunities and other benefits of the acquisition, the impact of consolidation among financial institutions and retail clients; TSYS ability to successfully renew or renegotiate agreements with its clients; the effect of current domestic and worldwide economic conditions; the material breach of security of any of TSYS’ systems; TSYS’ ability to adapt technology to changing industry and customer needs or trends; expenses TSYS incurs associated with the signing of a significant client; adverse developments with respect to the credit card industry in general, including a decline in the use of credit cards as a payment mechanism; the conversions and deconversions of clients; the impact of potential and completed acquisitions, including the costs associated therewith and TSYS’ ability to successfully integrate such acquisitions; risks associated with foreign operations, including adverse developments with respect to foreign currency exchange rates; the costs and effects of litigation, investigations or similar matters or adverse facts and developments relating thereto; TSYS’ ability to compete in a highly competitive market; changes occur in laws, rules, regulations, credit card association rules, the prepaid industry or other industry standards affecting TSYS and its clients; TSYS’ reliance on financial institution sponsors; the impact of business cycles and the credit risk of merchants; the costs associated with chargeback and fraud related liabilities; costs and reputational harm caused by interruptions in our processing systems; TSYS’ ability to protect its intellectual property and the costs associated therewith; and the loss of any key personnel and TSYS’ ability to attract qualified personnel. Additional risks and other factors that could cause actual results to differ materially from those contemplated in this release can be found in TSYS’ filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

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2013

TSYS Announces Second Quarter 2013 Earnings

TSYS

Financial Highlights

(unaudited)

(in thousands, except per share data)

	Three Months Ended June 30,			Six Months Ended June 30,
	2013	2012	Percent Change	2013	2012	Percent Change
Total revenues	$478,443	462,651	3.4%	$943,439	923,813	2.1%
Cost of services	317,656	312,669	1.6	638,214	630,927	1.2
Selling, general and administrative expenses	64,220	57,886	10.9	130,274	115,959	12.3
NetSpend merger and acquisition expenses	1,253	—	na	4,734	—	na

Operating income	95,314	92,096	3.5	170,217	176,927	(3.8)
Nonoperating income (expenses)	(620)	(1,818)	65.9	398	(2,223)	nm
NetSpend merger and acquisition expenses—bridge loan facility & bonds	(6,934)	—	na	(9,677)	—	na

Income before income taxes, noncontrolling interests and equity in income of equity investments	87,760	90,278	(2.8)	160,938	174,704	(7.9)
Income taxes	29,947	24,553	22.0	47,793	54,108	(11.7)

Income before noncontrolling interests and equity in income of equity investments	57,813	65,725	(12.0)	113,145	120,596	(6.2)
Equity in income of equity investments	2,748	2,252	22.0	6,565	5,026	30.6

Net income	60,561	67,977	(10.9)	119,710	125,622	(4.7)
Net income attributable to noncontrolling interests	(2,845)	(1,267)	nm	(4,965)	(2,516)	(97.3)

Net income attributable to TSYS common shareholders	$57,716	66,710	(13.5)%	$114,745	123,106	(6.8)%

Basic earnings per share	$0.31	0.35	(12.9)%	$0.61	0.65	(6.0)%

Diluted earnings per share	$0.31	0.35	(12.4)%	$0.61	0.65	(5.9)%

Dividends declared per share	$0.10	0.10		$0.20	0.20

Non-GAAP measures:
Basic EPS excluding M&A expenses, net of income taxes	$0.34	0.35	(4.3)%	$0.67	0.65	2.9%

Adjusted cash earnings per share	$0.38	0.40	(3.5)%	$0.77	0.73	5.2%

Adjusted EBITDA	$142,324	140,338	1.4%	$267,799	269,640	(0.7)%

nm = not meaningful

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TSYS Announces Second Quarter 2013 Earnings

TSYS

Consolidated Statements of Comprehensive Income

(unaudited)

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Net income	$60,561	67,977	$119,710	125,622
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments	(1,064)	(10,027)	(13,711)	(7,065)
Postretirement healthcare plan adjustments	155	23	310	287

Other comprehensive income (loss)	(909)	(10,004)	(13,401)	(6,778)

Comprehensive income	59,652	57,973	106,309	118,844
Comprehensive income attributable to noncontrolling interests	2,455	1,594	2,922	2,135

Comprehensive income attributable to TSYS common shareholders	$57,197	56,379	$103,387	116,709

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TSYS Announces Second Quarter 2013 Earnings

TSYS

Earnings Per Share

(unaudited)

(in thousands, except per share data)

	Three Months Ended		Three Months Ended		Six Months Ended		Six Months Ended
	June 30, 2013		June 30, 2012		June 30, 2013		June 30, 2012
	Common Stock	Participating Securities	Common Stock	Participating Securities	Common Stock	Participating Securities	Common Stock	Participating Securities
Basic Earnings per share:
Net income	$57,716		66,710		$114,745		123,106
Less income allocated to nonvested awards	(175)	175	(224)	224	(385)	385	(421)	421

Net income allocated to common stock for EPS calculation ( a )	$57,541	175	66,486	224	$114,360	385	122,685	421

Average common shares outstanding ( b )	187,147	591	188,420	650	186,633	644	188,236	658

Average common shares and participating securities	187,738		189,070		187,277		188,894

Basic Earnings per share ( a )/( b )	$0.31	0.30	0.35	0.34	$0.61	0.60	0.65	0.64

Diluted Earnings per share:
Net income	$57,716		66,710		$114,745		123,106
Less income allocated to nonvested awards	(175)	175	(223)	223	(382)	382	(419)	419

Net income allocated to common stock for EPS calculation ( c )	$57,541	175	66,487	223	$114,363	382	122,687	419

Average common shares outstanding	187,147	591	188,420	650	186,633	644	188,236	658
Increase due to assumed issuance of shares related to common equivalent shares outstanding	981		1,270		1,576		1,159

Average common and common equivalent shares outstanding ( d )	188,128	591	189,690	650	188,209	644	189,395	658

Average common and common equivalent shares and participating securities	188,719		190,340		188,853		190,053

Diluted Earnings per share ( c )/( d )	$0.31	0.30	0.35	0.34	$0.61	0.59	0.65	0.64

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TSYS Announces Second Quarter 2013 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
			Change				Change
	2013	2012	$	%	2013	2012	$	%
Revenues before reimbursable items
North America Services	$214,526	205,565	8,961	4.4%	$420,122	409,614	10,508	2.6%
International Services	93,209	99,047	(5,838)	(5.9)	185,802	195,538	(9,736)	(5.0)
Merchant Services	112,952	97,701	15,251	15.6	222,253	196,056	26,197	13.4
Intersegment revenues	(3,175)	(3,621)	446	12.3	(6,428)	(7,337)	909	12.4

Revenues before reimbursable items from external customers	$417,512	398,692	18,820	4.7%	$821,749	793,871	27,878	3.5%

Total revenues
North America Services	$248,640	239,557	9,083	3.8%	$488,429	480,156	8,273	1.7%
International Services	98,087	103,415	(5,328)	(5.2)	195,183	203,775	(8,592)	(4.2)
Merchant Services	136,458	124,903	11,555	9.3	269,359	250,420	18,939	7.6
Intersegment revenues	(4,742)	(5,224)	482	9.2	(9,532)	(10,538)	1,006	9.5

Revenues from external customers	$478,443	462,651	15,792	3.4%	$943,439	923,813	19,626	2.1%

Depreciation and amortization
North America Services	$18,213	18,821	(608)	(3.2)%	$36,296	37,274	(978)	(2.6)%
International Services	11,492	15,006	(3,514)	(23.4)	24,343	27,917	(3,574)	(12.8)
Merchant Services	10,362	8,668	1,694	19.5	21,515	17,453	4,062	23.3
Corporate Admin and Other	479	718	(239)	(33.3)	889	1,442	(553)	(38.3)

Total depreciation and amortization	$40,546	43,213	(2,667)	(6.2)%	$83,043	84,086	(1,043)	(1.2)%

Segment operating income
North America Services	$79,896	72,231	7,665	10.6%	$147,099	140,578	6,521	4.6%
International Services	8,056	9,438	(1,382)	(14.6)	14,682	13,552	1,130	8.3
Merchant Services	33,590	32,950	640	1.9	62,917	67,169	(4,252)	(6.3)
Corporate Admin and Other	(26,228)	(22,523)	(3,705)	(16.4)	(54,481)	(44,372)	(10,109)	(22.8)

Operating income	$95,314	92,096	3,218	3.5%	$170,217	176,927	(6,710)	(3.8)%

Other:
Reimbursable items:
North America Services	$34,114	33,992	122	0.4%	$68,307	70,542	(2,235)	(3.2)%
International Services	4,878	4,368	510	11.7	9,381	8,237	1,144	13.9
Merchant Services	23,506	27,202	(3,696)	(13.6)	47,106	54,364	(7,258)	(13.4)
Intersegment revenues	(1,567)	(1,603)	36	2.2	(3,104)	(3,201)	97	3.0

Reimbursable items	$60,931	63,959	(3,028)	(4.7)%	$121,690	129,942	(8,252)	(6.4)%

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TSYS Announces Second Quarter 2013 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
			Change				Change
	2013	2012	$	%	2013	2012	$	%
Other:
Adjusted EBITDA	$142,324	140,338	1,986	1.4%	$267,799	269,640	(1,841)	(0.7)%
Merger & acquisition expense	(1,253)	—	(1,253)	nm	(4,734)	—		nm
Share-based compensation	(5,211)	(5,029)	(182)	3.6	(9,804)	(8,627)	(1,177)	13.6
Depreciation and amortization	(40,546)	(43,213)	2,667	(6.2)	(83,044)	(84,086)	1,042	1.2
Nonopertaing expenses	(7,554)	(1,818)	(5,736)	315.5	(9,279)	(2,223)	(7,056)	(317.4)
Income taxes	(29,947)	(24,553)	(5,394)	22.0	(47,793)	(54,108)	6,315	11.7
Equity in income of joint ventures	2,748	2,252	496	22.0	6,565	5,026	1,539	30.6

Net income	$60,561	67,977	(7,416)	(10.9)%	$119,710	125,622	(1,178)	(0.9)%

					At		Change
					6/30/2013	12/31/2012	$	%
Volumes:
FTEs (full-time equivalents)
North America Services					4,252	3,964	288	7.3%
International Services					2,371	2,624	(253)	(9.6)
Merchant Services					1,599	1,242	357	28.7
Corporate Admin and Other					491	415	76	18.3

FTEs					8,713	8,245	468	5.7%

Total assets (in thousands)
North America Services					$2,935,826	1,744,877	1,190,949	68.3%
International Services					388,144	445,642	(57,498)	(12.9)
Merchant Services					696,189	703,725	(7,536)	(1.1)
Intersegment assets					(831,982)	(870,406)	38,424	4.4

Total assets					$3,188,177	2,023,838	1,164,339	57.5%

	Three Months Ended June 30,				Six Months Ended June 30,
			Change				Change
	2013	2012	Inc(Dec)%		2013	2012	Inc(Dec)%
North America Segment:
Accounts on File (AOF) (in millions)					430.7	387.3	43.4	11.2%
Transactions (in millions)	2,235.0	2,003.8	231.2	11.5%	4,248.4	3,871.0	377.3	9.7%
International Segment:
AOF (in millions)					58.1	53.1	5.0	9.5%
Transactions (in millions)	492.5	402.3	90.1	22.4%	926.6	785.4	141.3	18.0%
Merchant Segment:
Point-of-sale Transactions (in millions)	1,136.0	1,279.7	(143.7)	(11.2)%	2,235.2	2,499.4	(264.3)	(10.6)%
Dollar sales volume (in millions)	$11,028	$9,235	$1,793	19.4%	$21,160	$18,010	$3,150	17.5%

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TSYS Announces Second Quarter 2013 Earnings

TSYS

Balance Sheet

(unaudited)

(in thousands)

	Jun 30, 2013	Dec 31, 2012
Assets
Current assets:
Cash and cash equivalents	$1,374,209	247,612
Restricted cash	713	282
Accounts receivable, net	250,124	247,083
Deferred income tax assets	8,355	9,825
Prepaid expenses and other current assets	90,091	69,924

Total current assets	1,723,492	574,726
Goodwill	517,243	518,344
Property and equipment, net	248,778	260,389
Computer software, net	243,138	226,917
Contract acquisition costs, net	166,045	161,267
Other intangible assets, net	118,923	130,054
Equity investments, net	94,447	87,764
Deferred income tax assets, net	5,873	5,334
Other assets	70,238	59,043

Total assets	$3,188,177	2,023,838

Liabilities
Current liabilities:
Accounts payable	$28,623	63,370
Current portion of borrowings	21,032	27,361
Current portion of obligations under capital leases	23,025	13,263
Accrued salaries and employee benefits	17,783	26,243
Other current liabilities	117,961	100,282

Total current liabilities	208,424	230,519
Long-term borrowings, excluding current portion	1,260,625	174,859
Deferred income tax liabilities	66,885	48,074
Obligations under capital leases, excluding current portion	13,303	17,155
Other long-term liabilities	65,021	68,791

Total liabilities	1,614,258	539,398

Redeemable noncontrolling interest	39,101	39,505

Equity
Shareholders’ equity:
Common stock	20,281	20,247
Additional paid-in capital	138,936	141,793
Accumulated other comprehensive income (loss), net	(9,950)	1,408
Treasury stock	(259,661)	(287,301)
Retained earnings	1,626,300	1,549,063

Total shareholders’ equity	1,515,906	1,425,210

Noncontrolling interests in consolidated subsidiaries	18,912	19,725

Total equity	1,534,818	1,444,935

Total liabilities and equity	$3,188,177	2,023,838

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TSYS Announces Second Quarter 2013 Earnings

TSYS

Cash Flow

(unaudited)

(in thousands)

	Six Months Ended June 30,
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$119,710	125,622
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of equity investments	(6,565)	(5,026)
Dividends received from equity investments	1,016	1,098
Net loss on foreign currency translation	(72)	1,635
Depreciation and amortization	83,043	84,086
Amortization of debt issuance costs	6,315	94
Amortization of bond discount	39	—
Changes in fair value of private equity investments	(1,227)	—
Share-based compensation	9,804	8,626
Excess tax benefit from share-based payment arrangements	(2,040)	(653)
Provisions for bad debt expense and billing adjustments	1,541	356
Charges for transaction processing provisions	7,093	971
Deferred income tax expense	20,420	1,746
Loss on disposal of equipment, net	55	29
Changes in operating assets and liabilities:
Restricted cash	(404)	—
Accounts receivable	(8,031)	(376)
Prepaid expenses, other current assets and other long-term assets	(24,507)	(4,691)
Accounts payable	(34,602)	2,743
Accrued salaries and employee benefits	(7,989)	(18,602)
Other current liabilities and other long-term liabilities	(6,351)	5,746

Net cash provided by operating activities	157,248	203,404

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment, net	(13,701)	(13,810)
Additions to licensed computer software from vendors	(27,711)	(17,278)
Additions to internally developed computer software	(12,522)	(10,121)
Cash used in acquisitions, net of cash acquired	—	(1,750)
Purchase of private equity investments	(1,006)	(623)
Additions to contract acquisition costs	(24,506)	(16,740)

Net cash used in investing activities	(79,446)	(60,322)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on long-term borrowings and capital lease obligations	(20,073)	(13,038)
Proceeds from borrowings of long-term borrowings	1,095,661	8,633
Proceeds from exercise of stock options	19,449	4,698
Excess tax benefit from share-based payment arrangements	2,040	653
Repurchase of common stock under plans and tax withholding	(6,268)	(338)
Debt issuance costs	(13,018)	—
Subsidiary dividends paid to noncontrolling shareholders	(4,139)	(1,087)
Dividends paid on common stock	(18,758)	(37,809)

Net cash provided by (used in) financing activities	1,054,894	(38,288)

CASH AND CASH EQUIVALENTS:
Effect of exchange rate changes on cash and cash equivalents	(6,099)	(2,488)

Net increase in cash and cash equivalents	1,126,597	102,306
Cash and cash equivalents at beginning of period	247,612	316,337

Cash and cash equivalents at end of period	$1,374,209	418,643

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TSYS Announces Second Quarter 2013 Earnings

Supplemental Information:

	Accounts on File
	Total
(in millions)	June 2013	June 2012	% Change
Consumer Credit	208.6	199.4	4.7
Retail	25.9	25.2	2.8

Total Consumer	234.5	224.6	4.5
Commercial	38.6	36.1	6.7
Other	15.3	9.6	60.5

Subtotal	288.4	270.3	6.7
Prepaid/Stored Value	102.8	105.4	(2.4)
Government Services	60.6	30.8	96.4
Commercial Card Single Use	37.0	34.0	8.8

Total AOF	488.8	440.5	11.0

Growth in Accounts on File (in millions):

	June 2012 to June 2013	June 2011 to June 2012
Beginning balance	440.5	376.0
Change in accounts on file due to:
Internal growth of existing clients	35.2	33.9
New clients	76.1	51.0
Purges/Sales	(62.7)	(17.6)
Deconversions	(0.3)	(2.8)

Ending balance	488.8	440.5

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TSYS Announces Second Quarter 2013 Earnings

Reconciliation of GAAP to Non-GAAP

Non-GAAP Measures

The schedule below provides a reconciliation of revenues and operating results on a constant currency basis to reported revenues and operating income. This non-GAAP measure presents year-to-date 2013 financial results using the previous year’s foreign currency exchange rates. On a year-to-date constant currency basis, TSYS’ total revenues grew 3.2% as compared to a reported GAAP increase of 2.1%.

The schedule below also provides a reconciliation of basic EPS, excluding merger and acquisition costs, net of taxes, to basic EPS and operating income, excluding merger and acquisition costs, to operating income. On a year-to-date basis, TSYS’ basic EPS excluding merger and acquisition costs grew 2.9% as compared to a reported GAAP decrease of 6.0%.

The schedule below also provides a reconciliation of basic EPS, adjusted for the after-tax impact of acquisition intangible amortization, share-based compensation and merger and acquisition costs, to adjusted cash EPS.

The schedule also provides a reconciliation of net income, adjusted for equity in income of equity investments, income taxes, nonoperating expense, depreciation and amortization, share-based compensation, and merger and acquisition expenses, to adjusted EBITDA.

TSYS believes that non-GAAP financial measures are important to enable investors to understand and evaluate its ongoing operating results. Accordingly, TSYS includes non-GAAP financial measures when reporting its financial results to shareholders and investors in order to provide them with an additional tool to evaluate TSYS’ ongoing business operations. TSYS believes that the non-GAAP financial measures are representative of comparative financial performance that reflects the economic substance of TSYS’ current and ongoing business operations.

Although non-GAAP financial measures are often used to measure TSYS’ operating results and assess its financial performance, they are not necessarily comparable to similarly titled captions of other companies due to potential inconsistencies in the method of calculation.

TSYS believes that its use of non-GAAP financial measures provides investors with the same key financial performance indicators that are utilized by management to assess TSYS’ operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of non-GAAP financial measures to give shareholders and potential investors an opportunity to see TSYS as viewed by management, to assess TSYS with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. TSYS believes that the presentation of GAAP financial measures alone would not provide its shareholders and potential investors with the ability to appropriately analyze its ongoing operational results, and therefore expected future results. TSYS therefore believes that inclusion of non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources.

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TSYS Announces Second Quarter 2013 Earnings

Reconciliation of GAAP to Non-GAAP

Constant Currency Comparison (unaudited) (in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
	2013	2012	Percent Change	2013	2012	Percent Change
Consolidated
Constant currency (1)	$484,810	462,651	4.8%	$953,825	923,813	3.2%
Foreign currency (2)	(6,367)	—		(10,386)	—

Total revenues	$478,443	462,651	3.4%	$943,439	923,813	2.1%

Constant currency (1)	$423,726	398,692	6.3%	$831,918	793,871	4.8%
Foreign currency (2)	(6,214)	—		(10,169)	—

Total revenues before reimbursable items	$417,512	398,692	4.7%	$821,749	793,871	3.5%

Constant currency (1)	$96,426	92,096	4.7%	$171,398	176,927	(3.1)%
Foreign currency (2)	(1,112)	—		(1,181)	—

Operating income	$95,314	92,096	3.5%	$170,217	176,927	(3.8)%

International Services
Constant currency (1)	$104,480	103,415	1.0%	$205,665	203,775	0.9%
Foreign currency (2)	(6,393)	—		(10,482)	—

Total revenues	$98,087	103,415	(5.2)%	$195,183	203,775	(4.2)%

(1)	Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2)	Reflects the impact of calculated changes in foreign currency rates from the comparable period.

Basic EPS Excluding Merger and Acquisition Costs (unaudited) (in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
	2013	2012	Percent Change	2013	2012	Percent Change
Net income attributable to TSYS common shareholders (a)	$57,716	66,710	(13.5)%	$114,745	123,106	(6.8)%
Add: Merger and acquisition expenses, net of taxes*	5,653	—		10,875	—

Net income attributable to TSYS common shareholders (c)	$63,369	66,710	(5.0)%	$125,620	123,106	2.0%

Average common shares outstanding (b)	187,738	189,070		187,277	188,894

Basic Earnings per share (a)/(b)	$0.31	0.35	(12.9)%	$0.61	0.65	(6.0)%

Basic Earnings per share excluding merger and acquisition expenses (c)/(b)	$0.34	0.35	(4.3)%	$0.67	0.65	2.9%

*-	Certain merger and acquisition costs are nondeductible for income tax purposes

Operating Income Excluding Merger and Acquisition Costs (unaudited) (in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
	2013	2012	Percent Change	2013	2012	Percent Change
Operating income	$95,314	92,096	3.5%	$170,217	176,927	(3.8)%
Add: Merger and acquisition expenses	1,253	—		4,734	—

Operating income excluding merger and acquisition costs	$96,567	92,096	4.9%	$174,951	176,927	(1.1)%

Revenues Before Reimbursable Items (unaudited) (in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
	2013	2012	Percent Change	2013	2012	Percent Change
Total Revenues	$478,443	462,651	3.4%	$943,439	923,813	2.1%
Reimbursable Items	60,931	63,959		121,690	129,942

Revenues Before Reimbursable Items	$417,512	398,692	4.7%	$821,749	793,871	3.5%

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TSYS Announces Second Quarter 2013 Earnings

Reconciliation of GAAP to Non-GAAP

Adjusted Cash Earnings Per Share

(unaudited)

(in thousands except per share data)

	Three Months Ended				YTD	Three Months Ended		Six Months Ended
	Mar 31, 2012	Jun 30, 2012	Sep 30, 2012	Dec 31, 2012	Dec 31, 2012	Mar 31, 2013	Jun 30, 2013	Jun 30, 2013	Jun 30, 2012
Net Income Available to TSYS Common Shareholders
As reported (GAAP)	$56,395	$66,710	$60,312	$60,862	$244,280	$57,028	$57,716	$114,745	$123,106

Adjust for amounts attributable to TSYS common shareholders (net of taxes):
Acquisition intangible amortization	3,933	4,409	4,383	4,528	17,282	6,096	4,847	10,848	8,355
Share-based compensation	2,363	3,686	2,489	4,169	12,683	3,494	3,431	6,917	6,004

Cash earnings	62,691	74,805	67,184	69,559	274,245	66,618	65,994	132,510	137,465
M&A expenses	—	—	—	—	—	5,222	5,653	10,875	—

Cash earnings adjusted	$62,691	$74,805	$67,184	$69,559	$274,245	$71,840	$71,647	$143,385	$137,465

Basic EPS—Net Income Available to TSYS Common Shareholders
As reported (GAAP)	$0.30	$0.35	$0.32	$0.33	$1.30	$0.31	$0.31	$0.61	$0.65

Adjust for amounts attributable to TSYS common shareholders (net of taxes):
Acquisition intangible amortization	0.02	0.02	0.02	0.02	0.09	0.03	0.03	0.06	0.04
Share-based compensation	0.01	0.02	0.01	0.02	0.07	0.02	0.02	0.04	0.03

Cash earnings per share	0.33	0.40	0.36	0.37	1.46	0.36	0.35	0.71	0.73
M&A expenses	—	—	—	—	—	0.03	0.03	0.06	—

Adjusted cash earnings per share	$0.33	$0.40	$0.36	$0.37	$1.46	$0.38	$0.38	$0.77	$0.73

Average common shares and participating securities	188,718	189,070	187,878	186,471	188,030	186,807	187,738	187,277	188,894

*	Basic and cash EPS amounts do not total due to rounding.

Adjusted EBITDA

(unaudited)

(in thousands )

	Three Months Ended				YTD	Three Months Ended		Six Months Ended
	Mar 31, 2012	Jun 30, 2012	Sep 30, 2012	Dec 31, 2012	Dec 31, 2012	Mar 31, 2013	Jun 30, 2013	Jun 30, 2013	Jun 30, 2012
Net income	$57,644	$67,977	$62,043	$62,257	$249,921	$59,149	$60,561	$119,710	$125,622
Adjusted for:
Deduct: Equity in Income of Equity Investments	(2,774)	(2,252)	(1,957)	(3,188)	(10,171)	(3,817)	(2,748)	(6,565)	(5,026)
Add: Income Taxes	29,556	24,553	30,228	30,767	115,104	17,845	29,947	47,793	54,108
Add: Nonoperating expense	405	1,818	579	(5)	2,797	1,726	7,554	9,279	2,223
Add: Depreciation and amortization	40,873	43,213	43,243	43,281	170,610	42,498	40,546	83,044	84,086

EBITDA	125,704	135,309	134,136	133,112	528,261	117,401	135,860	253,261	261,013
Adjust for:
Add: Share-based compensation	3,598	5,029	3,722	6,273	18,622	4,593	5,211	9,804	8,627
Add: NetSpend merger and acquisition operating expenses	—	—	—	—	—	3,481	1,253	4,734	—

Adjusted EBITDA	$129,302	$140,338	$137,858	$139,385	$546,883	$125,475	$142,324	$267,799	$269,640

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